Exhibit 10.3

PREMIERE GLOBAL SERVICES, INC.
FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

     This First Amendment to the Employment Agreement (the “First Amendment”) is made and entered into by and between PREMIERE GLOBAL SERVICES, INC., a Georgia corporation (the “Company”), and DAVID E. TRINE (the “Employee”), dated as of January 13, 2010.

BACKGROUND STATEMENT

     WHEREAS, the Company and the Employee entered into that certain Employment Agreement on February 19, 2009 (the “Original Agreement”); and

     WHEREAS, the Compensation Committee of the Board of Directors of the Company and the Employee have determined that it is in their best interests to amend the Original Agreement as set forth herein.

     NOW, THEREFORE, in consideration of and reliance upon the foregoing and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Company and the Employee hereby amend the Original Agreement as follows:

     1. The penultimate sentence of Section 2.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

     “If the Company pays cash bonuses on a quarterly basis, then such bonuses will be paid during the quarter following the end of the relevant quarter.”

     2. Section 4.2(e)(iii) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

     “(iii) Consummation of:”

     and subsections (A), (B) and (C) of this Section 4.2(e)(iii) shall remain in full force and effect.

     3. The following section (e) shall be added to the end of Section 8 of the Original Agreement:

     “(e) Any right to a series of installment payments under this Agreement shall, for purposes of Section 409A of the Code, be treated as a right to a series of separate payments.”

     4. Except as otherwise provided herein, the terms and conditions of the Original Agreement shall remain in full force and effect.

(Signatures on the Following Page)

     IN WITNESS WHEREOF, the parties have executed this First Amendment on the date hereof.

PREMIERE GLOBAL SERVICES, INC. By: /s/ Boland T. Jones Boland T. Jones Chief Executive Officer	EMPLOYEE /s/ David E. Trine David E. Trine